                                                                  EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                         (UNAUDITED)           (UNAUDITED)
                                                                      DECEMBER 31, 1999      NOVEMBER 30, 1999
                                                                             ESD                     ESD                CHANGE
                                                                   -------------------------------------------------------------
CURRENT ASSETS
Cash                                                                             51,656                23,615            28,041
Restricted cash held in escrow                                                2,705,937             2,703,890             2,047
Accounts receivable
  A/R--trade                                                                  9,381,451            11,089,280        (1,707,829)
  A/R--employees                                                                 21,630                 3,141            18,489
  A/R--supplemental                                                           1,242,986             1,242,986               -
  A/R--miscellaneous                                                             10,078                10,078               -
  Allowance for doubtful accounts                                            (1,513,162)           (1,581,795)           68,633
                                                                   -------------------------------------------------------------
    Accounts receivable, net                                                  9,142,983            10,763,690        (1,620,707)
                                                                   -------------------------------------------------------------
Costs and earnings in excess of billings                                      5,599,103             5,108,116           490,987
Prepaid expenses                                                                148,104               113,861            34,243
Other current assets                                                                                                        -
                                                                   -------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         17,647,783            18,713,172        (1,065,389)
                                                                   -------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                             2,217,994             2,217,994               -
  Automotive equipment                                                          921,724               921,724               -
  Office furniture and equipment                                              1,004,179             1,004,179               -
  Land, Building, and leasehold improvements                                    107,729               107,729               -
                                                                   -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                              4,251,626             4,251,626               -
  Accum. Depreciation                                                        (3,319,787)           (3,285,788)          (33,999)
                                                                   -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                    931,839               965,838           (33,999)
                                                                   -------------------------------------------------------------
Other Assets                                                                     92,936                91,773             1,163
Investment & Intercompany in Subsidiaires                                                                                   -
                                                                   -------------------------------------------------------------
TOTAL ASSETS                                                                 18,672,558            19,770,783        (1,098,225)
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                            1,670,348             1,153,595           516,753
  Line of Credit with GMAC                                                                                                  -
  Transfer of Pre-petition preference collections from vendors                                                              -
                                                                   -------------------------------------------------------------
  Line of Credit with GMAC, net of pre-petition preferences                         -                     -                 -
  Accrued expenses, excluding bankruptcy costs                                  510,710               779,895          (269,185)
  Accrued bankruptcy costs                                                                                                  -
  Intercompany - GMAC                                                         5,807,269             6,999,083        (1,191,814)
                                                                   -------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                      10,496,073            11,438,273          (942,200)
Intercompany Notes Payable                                                    7,926,358             7,926,358               -
Pre Petition Preference collections from vendors                                    -                     -                 -
Pre Petition Liabilities                                                            -                     -                 -
Pre Petition Estimated Construction Claims                                          -                     -                 -
                                                                   -------------------------------------------------------------
  TOTAL LIABILITIES                                                          18,422,431            19,364,631          (942,200)
                                                                   -------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                                   14,557,677            14,557,677               -
Treasury Stock A-P-I-C
Retained earnings - prior                                                    (9,028,340)           (9,028,340)              -
Y-T-D net income pre petition                                                    (8,532)               (8,532)              -
Y-T-D net income post petition                                               (5,270,678)           (5,114,653)         (156,025)
                                                                   -------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                                    250,127               406,152          (156,025)
                                                                   -------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                     18,672,558            19,770,783        (1,098,225)
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
                                                                         (UNAUDITED)            (UNAUDITED)
                                                                      DECEMBER 31, 1999      NOVEMBER 30, 1999
                                                                          CORPORATE               CORPORATE           CHANGE
                                                                   ------------------------------------------------------------
CURRENT ASSETS
Cash                                                                           547,478               489,448            58,030
Restricted cash held in escrow                                                                                             -
Accounts receivable
  A/R--trade                                                                       -                     -                 -
  A/R--employees                                                                   -                     -                 -
  A/R--supplemental                                                                                                        -
  A/R--miscellaneous                                                         1,224,094             1,224,094               -
  Allowance for doubtful accounts                                           (1,076,094)           (1,076,094)              -
                                                                   ------------------------------------------------------------
    Accounts receivable, net                                                   148,000               148,000               -
                                                                   ------------------------------------------------------------
Costs and earnings in excess of billings                                                                                   -
Prepaid expenses                                                                83,644               137,644           (54,000)
Other current assets                                                                                                       -
                                                                   ------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           779,122               775,092             4,030
                                                                   ------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                                  -                     -                 -
  Automotive equipment                                                             -                     -                 -
  Office furniture and equipment                                                27,206                34,872            (7,666)
  Land, Building, and leasehold improvements                                       -                     -                 -
                                                                   ------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                                27,206                34,872            (7,666)
  Accum. Depreciation                                                          (27,206)              (34,231)            7,025
                                                                   ------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                       -                     641              (641)
                                                                   ------------------------------------------------------------
Other Assets                                                                    41,622                41,622               -
Investment & Intercompany in Subsidiaires                                   74,375,431            74,375,431               -
                                                                   -------------------------------------------------------------
TOTAL ASSETS                                                                75,196,175            75,192,786             3,389
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                              38,084                63,645           (25,561)
  Line of Credit with GMAC                                                  24,789,303            24,482,271           307,032
  Transfer of Pre-petition preference collections from vendors                (686,635)             (569,465)         (117,170)
                                                                   ------------------------------------------------------------
  Line of Credit with GMAC, net of pre-petition preferences                 24,102,668            23,912,806           189,862
  Accrued expenses, excluding bankruptcy costs                                   8,307                22,503           (14,196)
  Accrued bankruptcy costs                                                   1,154,098             1,905,345          (751,247)
  Intercompany - GMAC                                                      (15,882,179)          (17,291,585)        1,409,406
                                                                   ------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                      9,420,978             9,182,179           808,264
Intercompany Notes Payable                                                                                                 -
Pre Petition Preference collections from vendors                               686,635               569,465           117,170
Pre Petition Liabilities                                                     3,606,863             4,176,328          (569,465)
Pre Petition Estimated Construction Claims                                                                                 -
                                                                   ------------------------------------------------------------
  TOTAL LIABILITIES                                                         13,714,476            13,358,507           355,969
                                                                   ------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                            121,289               121,289               -
Additional paid in capital                                                 127,234,871           127,234,871               -
Treasury Stock A-P-I-C                                                        (562,506)             (562,506)              -
Retained earnings - prior                                                  (49,321,103)          (49,321,103)              -
Y-T-D net income pre petition                                               (2,399,934)           (2,399,934)              -
Y-T-D net income post petition                                             (13,590,918)          (13,238,338)         (352,580)
                                                                   ------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                                61,481,699            61,834,279          (352,580)
                                                                   ------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                    75,196,175            75,192,786             3,389
                                                                   ------------------------------------------------------------
                                                                   ------------------------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                        (UNAUDITED)             (UNAUDITED)
                                                                    DECEMBER 31, 1999        NOVEMBER 30, 1999
                                                                        CONTINUING               CONTINUING
                                                                        OPERATIONS               OPERATIONS            CHANGE
                                                                 ---------------------------------------------------------------
CURRENT ASSETS
Cash                                                                         599,134                   513,063           86,071
Restricted cash held in escrow                                             2,705,937                 2,703,890            2,047
Accounts receivable
  A/R--trade                                                               9,381,451                11,089,280       (1,707,829)
  A/R--employees                                                              21,630                     3,141           18,489
  A/R--supplemental                                                        1,242,986                 1,242,986                -
  A/R--miscellaneous                                                       1,234,172                 1,234,172                -
  Allowance for doubtful accounts                                         (2,589,256)               (2,657,889)          68,633
                                                                 ---------------------------------------------------------------
    Accounts receivable, net                                               9,290,983                10,911,690       (1,620,707)
                                                                 ---------------------------------------------------------------
Costs and earnings in excess of billings                                   5,599,103                 5,108,116          490,987
Prepaid expenses                                                             231,748                   251,505          (19,757)
Other current assets                                                             -                         -                -
                                                                 ---------------------------------------------------------------
TOTAL CURRENT ASSETS                                                      18,426,905                19,488,264       (1,061,359)
                                                                 ---------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                          2,217,994                 2,217,994              -
  Automotive equipment                                                       921,724                   921,724              -
  Office furniture and equipment                                           1,031,385                 1,039,051           (7,666)
  Land, Building, and leasehold improvements                                 107,729                   107,729              -
                                                                 ---------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                           4,278,832                 4,286,498           (7,666)
  Accum. Depreciation                                                     (3,346,993)               (3,320,019)         (26,974)
                                                                 ---------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                 931,839                   966,479          (34,640)
                                                                 ---------------------------------------------------------------
Other Assets                                                                 134,558                   133,395            1,163
Investment & Intercompany in Subsidiaires                                 74,375,431                74,375,431              -
                                                                 ---------------------------------------------------------------
TOTAL ASSETS                                                              93,868,733                94,963,569       (1,094,836)
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                         1,708,432                 1,217,240          491,192
  Line of Credit with GMAC                                                24,789,303                24,482,271          307,032
  Transfer of Pre-petition preference collections from vendors              (686,635)                 (569,465)        (117,170)
                                                                 ---------------------------------------------------------------
  Line of Credit with GMAC, net of pre-petition preferences               24,102,668                23,912,806          189,862
  Accrued expenses, excluding bankruptcy costs                               519,017                   802,398         (283,381)
  Accrued bankruptcy costs                                                 1,154,098                 1,905,345         (751,247)
  Intercompany - GMAC                                                    (10,074,910)              (10,292,502)         217,592
                                                                 ---------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                   19,917,051                20,050,987         (133,936)
Intercompany Notes Payable                                                 7,926,358                 7,926,358              -
Pre Petition Preference collections from vendors                             686,635                   569,465          117,170
Pre Petition Liabilities                                                   3,606,863                 4,176,328         (569,465)
Pre Petition Estimated Construction Claims                                       -                         -                -
                                                                 ---------------------------------------------------------------
  TOTAL LIABILITIES                                                       32,136,907                32,723,138         (586,231)
                                                                 ---------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                          121,289                   121,289              -
Additional paid in capital                                               141,792,548               141,792,548              -
Treasury Stock A-P-I-C                                                      (562,506)                 (562,506)             -
Retained earnings - prior                                                (58,349,443)              (58,349,443)             -
Y-T-D net income pre petition                                             (2,408,466)               (2,408,466)             -
Y-T-D net income post petition                                           (18,861,596)              (18,352,991)        (508,605)
                                                                 ---------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                              61,731,826                62,240,431         (508,605)
                                                                 ---------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                  93,868,733                94,963,569       (1,094,836)
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------
                                                                        (UNAUDITED)              (UNAUDITED)
                                                                    DECEMBER 31, 1999         NOVEMBER 30, 1999
                                                                       DISCONTINUED              DISCONTINUED
                                                                        OPERATIONS                OPERATIONS            CHANGE
                                                                 --------------------------------------------------------------
CURRENT ASSETS
Cash                                                                            -                         -               -
Restricted cash held in escrow                                               20,861                    20,861             -
Accounts receivable
  A/R--trade                                                              3,240,282                 3,756,148        (515,866)
  A/R--employees                                                                                                          -
  A/R--supplemental                                                                                                       -
  A/R--miscellaneous                                                            -                         -               -
  Allowance for doubtful accounts                                        (2,451,014)               (2,537,882)         86,868
                                                                 --------------------------------------------------------------
    Accounts receivable, net                                                789,268                 1,218,266        (428,998)
                                                                 --------------------------------------------------------------
Costs and earnings in excess of billings                                                                                  -
Prepaid expenses                                                                -                         -               -
Other current assets                                                            -                         -               -
                                                                 --------------------------------------------------------------
TOTAL CURRENT ASSETS                                                        810,129                 1,239,127        (428,998)
                                                                 --------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                             1,000                     1,000             -
  Automotive equipment                                                          -                         -               -
  Office furniture and equipment                                                -                         -               -
  Land, Building, and leasehold improvements                                    -                         -               -
                                                                 --------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                              1,000                     1,000             -
  Accum. Depreciation                                                           -                         -               -
                                                                 --------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                  1,000                     1,000             -
                                                                 --------------------------------------------------- ---------
Other Assets                                                                    -                         -               -
Investment & Intercompany in Subsidiaires                                                                                 -
                                                                 --------------------------------------------------------------
TOTAL ASSETS                                                                811,129                 1,240,127        (428,998)
                                                                 --------------------------------------------------------------
                                                                 --------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                              -                         -               -
  Line of Credit with GMAC                                                                                                -
  Transfer of Pre-petition preference collections from vendors                                                            -
                                                                 --------------------------------------------------------------
  Line of Credit with GMAC, net of pre-petition preferences                     -                         -               -
  Accrued expenses, excluding bankruptcy costs                               69,976                    69,976             -
  Accrued bankruptcy costs                                                      -                         -               -
  Intercompany - GMAC                                                    10,074,910                10,292,502        (217,592)
                                                                 --------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                  10,165,693                10,383,285        (217,592)
Intercompany Notes Payable                                                4,320,625                 4,320,625               0
Pre Petition Preference collections from vendors                                                                          -
Pre Petition Liabilities                                                 11,809,110                11,809,110             -
Pre Petition Estimated Construction Claims                                1,800,000                 1,800,000             -
                                                                 --------------------------------------------------------------
  TOTAL LIABILITIES                                                      28,095,428                28,313,020        (217,592)
                                                                 --------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                       5,454,120                 5,454,120             -
Additional paid in capital                                               39,347,007                39,347,007             -
Treasury Stock A-P-I-C                                                          -                         -               -
Retained earnings - prior                                               (53,656,003)              (53,656,003)            -
Y-T-D net income pre petition                                               499,770                   499,770             -
Y-T-D net income post petition                                          (18,929,193)              (18,717,787)       (211,406)
                                                                 --------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                            (27,284,299)              (27,072,893)       (211,406)
                                                                 --------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                    811,129                 1,240,127        (428,998)
                                                                 --------------------------------------------------------------
                                                                 --------------------------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                      (UNAUDITED)              (UNAUDITED)
                                                                   DECEMBER 31, 1999         NOVEMBER 30, 1999
                                                                        COMBINED                 COMBINED
                                                                          FINAL                    FINAL             CHANGE
                                                                 -------------------------------------------------------------
CURRENT ASSETS
Cash                                                                         599,134                   513,063         86,071
Restricted cash held in escrow                                             2,726,798                 2,724,751          2,047
Accounts receivable
  A/R--trade                                                              12,621,733                14,845,428     (2,223,695)
  A/R--employees                                                              21,630                     3,141         18,489
  A/R--supplemental                                                        1,242,986                 1,242,986            -
  A/R--miscellaneous                                                       1,234,172                 1,234,172            -
  Allowance for doubtful accounts                                         (5,040,270)               (5,195,771)       155,501
                                                                 -------------------------------------------------------------
    Accounts receivable, net                                              10,080,251                12,129,956     (2,049,705)
                                                                 -------------------------------------------------------------
Costs and earnings in excess of billings                                   5,599,103                 5,108,116        490,987
Prepaid expenses                                                             231,748                   251,505        (19,757)
Other current assets                                                             -                         -              -
                                                                 -------------------------------------------------------------
TOTAL CURRENT ASSETS                                                      19,237,034                20,727,391     (1,490,357)
                                                                 -------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                          2,218,994                 2,218,994            -
  Automotive equipment                                                       921,724                   921,724            -
  Office furniture and equipment                                           1,031,385                 1,039,051         (7,666)
  Land, Building, and leasehold improvements                                 107,729                   107,729            -
                                                                 -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                           4,279,832                 4,287,498         (7,666)
  Accum. Depreciation                                                     (3,346,993)               (3,320,019)       (26,974)
                                                                 -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                 932,839                   967,479        (34,640)
                                                                 -------------------------------------------------------------
Other Assets                                                                 134,558                   133,395          1,163
Investment & Intercompany in Subsidiaires                                          0                         0            -
                                                                 -------------------------------------------------------------
TOTAL ASSETS                                                              20,304,431                21,828,265     (1,523,834)
                                                                 -------------------------------------------------------------
                                                                 -------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                         1,708,432                 1,217,240        491,192
  Line of Credit with GMAC                                                24,789,303                24,482,271        307,032
  Transfer of Pre-petition preference collections from vendors              (686,635)                 (569,465)      (117,170)
                                                                 -------------------------------------------------------------
  Line of Credit with GMAC, net of pre-petition preferences               24,102,668                23,912,806        189,862
  Accrued expenses, excluding bankruptcy costs                               588,993                   872,374       (283,381)
  Accrued bankruptcy costs                                                 1,154,098                 1,905,345       (751,247)
  Intercompany - GMAC                                                            -                         -              -
                                                                 -------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                   30,082,744                30,434,272       (351,528)
Intercompany Notes Payable                                                       -                         -              -
Pre Petition Preference collections from vendors                             686,635                   569,465        117,170
Pre Petition Liabilities                                                  15,415,973                15,985,438       (569,465)
Pre Petition Estimated Construction Claims                                 1,800,000                 1,800,000            -
                                                                 -------------------------------------------------------------
  TOTAL LIABILITIES                                                       47,985,352                48,789,175       (803,823)
                                                                 -------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                          121,289                   121,289            -
Additional paid in capital                                               124,465,227               124,465,227            -
Treasury Stock A-P-I-C                                                      (562,506)                 (562,506)           -
Retained earnings - prior                                               (112,005,446)             (112,005,446)           -
Y-T-D net income pre petition                                             (1,908,696)               (1,908,696)           -
Y-T-D net income post petition                                           (37,790,789)              (37,070,778)      (720,011)
                                                                 -------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                             (27,680,921)              (26,960,910)      (720,011)
                                                                 -------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                  20,304,431                21,828,265     (1,523,834)
                                                                 -------------------------------------------------------------
                                                                 -------------------------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                         (UNAUDITED)             (UNAUDITED)
                                                         MONTH ENDED              MONTH ENDED
                                                      DECEMBER 31, 1999        NOVEMBER 30, 1999
                                                              ESD                       ESD                CHANGE
                                                   -----------------------------------------------------------------
Sales                                                          1,756,298                1,283,021           473,277
Cost of Sales                                                  1,401,229                1,013,179           388,050
                                                   -----------------------------------------------------------------
    Gross Profit                                                 355,069                  269,842            85,227

Selling, General, and Administrative                             453,452                  363,247            90,205
                                                   -----------------------------------------------------------------

Income (Loss) From Operations                                    (98,383)                 (93,405)           (4,978)

Other Income(Expense):
  I/C Interest Income (Expense)                                  (57,881)                 (63,901)            6,020
  Interest Expense                                                   (11)                     103              (114)
  Interest Income                                                    -                        -                 -
  Gain (loss) on Asset Disposition                                   250                  118,570          (118,320)
  Other Expense                                                      -                        -                 -
                                                   -----------------------------------------------------------------
    Total Other (Expense)                                        (57,642)                  54,772          (112,414)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                                  (156,025)                 (38,633)         (117,392)
Bankruptcy Administrative Expenses
                                                   -----------------------------------------------------------------
Net Income (Loss)                                               (156,025)                 (38,633)         (117,392)
                                                   -----------------------------------------------------------------
                                                   -----------------------------------------------------------------


                                                         (UNAUDITED)              (UNAUDITED)
                                                         MONTH ENDED              MONTH ENDED
                                                      DECEMBER 31, 1999         NOVEMBER 30, 1999
                                                          CORPORATE                 CORPORATE               CHANGE
                                                   -----------------------------------------------------------------
Sales                                                               -                         -                 -
Cost of Sales                                                       -                         -                 -
                                                   -----------------------------------------------------------------
    Gross Profit                                                    -                         -                 -

Selling, General, and Administrative                             68,829                    59,841             8,988
                                                   -----------------------------------------------------------------

Income (Loss) From Operations                                   (68,829)                  (59,841)           (8,988)

Other Income(Expense):
  I/C Interest Income (Expense)                                  57,881                    63,901            (6,020)
  Interest Expense                                             (211,174)                 (217,619)            6,445
  Interest Income                                                                                               -
  Gain (loss) on Asset Disposition                                  -                         -                 -
  Other Expense                                                  (1,958)                  (27,250)           25,292
                                                   -----------------------------------------------------------------
    Total Other (Expense)                                      (155,251)                 (180,968)           25,717
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                                 (224,080)                 (240,809)           16,729
Bankruptcy Administrative Expenses                             (128,500)                 (125,000)           (3,500)
                                                   -----------------------------------------------------------------
Net Income (Loss)                                              (352,580)                 (365,809)           13,229
                                                   -----------------------------------------------------------------
                                                   -----------------------------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                         (UNAUDITED)              (UNAUDITED)
                                                         MONTH ENDED              MONTH ENDED
                                                      DECEMBER 31, 1999         NOVEMBER 30, 1999
                                                          CONTINUING                CONTINUING
                                                          OPERATIONS                OPERATIONS            CHANGE
                                                    ---------------------------------------------------------------
Sales                                                          1,756,298                1,283,021          473,277
Cost of Sales                                                  1,401,229                1,013,179          388,050
                                                    ---------------------------------------------------------------
    Gross Profit                                                 355,069                  269,842           85,227

Selling, General, and Administrative                             522,281                  423,088           99,193
                                                    ---------------------------------------------------------------

Income (Loss) From Operations                                   (167,212)                (153,246)         (13,966)

Other Income(Expense):
  I/C Interest Income (Expense)                                        0                        0                0
  Interest Expense                                              (211,185)                (217,516)           6,331
  Interest Income                                                      0                        0                0
  Gain (loss) on Asset Disposition                                   250                  118,570         (118,320)
  Other Expense                                                   (1,958)                 (27,250)          25,292
                                                    ---------------------------------------------------------------
    Total Other (Expense)                                       (212,893)                (126,196)         (86,697)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                                  (380,105)                (279,442)        (100,663)
Bankruptcy Administrative Expenses                              (128,500)                (125,000)          (3,500)
                                                    ---------------------------------------------------------------
Net Income (Loss)                                               (508,605)                (404,442)        (104,163)
                                                    ---------------------------------------------------------------
                                                    ---------------------------------------------------------------
                                                          (UNAUDITED)               (UNAUDITED)
                                                          MONTH ENDED               MONTH ENDED
                                                       DECEMBER 31, 1999        NOVEMBER 30, 1999
                                                          DISCONTINUED             DISCONTINUED
                                                           OPERATIONS               OPERATIONS           CHANGE
                                                    --------------------------------------------------------------
Sales                                                                  0                        0               0
Cost of Sales                                                          0                        0               0
                                                    --------------------------------------------------------------
    Gross Profit                                                       0                        0               0

Selling, General, and Administrative                                   0                        0               0
                                                    --------------------------------------------------------------

Income (Loss) From Operations                                          0                        0               0

Other Income(Expense):
  I/C Interest Income (Expense)                                        0                        0               0
  Interest Expense                                                     0                        0               0
  Interest Income                                                                                               0
  Gain (loss) on Asset Disposition                                     -                        0               0
  Other Expense                                                 (211,406)                 (10,345)       (201,061)
                                                    --------------------------------------------------------------
    Total Other (Expense)                                       (211,406)                 (10,345)       (201,061)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                                  (211,406)                 (10,345)       (201,061)
Bankruptcy Administrative Expenses                                     0                        0               0
                                                    --------------------------------------------------------------
Net Income (Loss)                                               (211,406)                 (10,345)       (201,061)
                                                    --------------------------------------------------------------
                                                    --------------------------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                     (UNAUDITED)               (UNAUDITED)
                                                     MONTH ENDED               MONTH ENDED
                                                   DECEMBER 31, 1999         NOVEMBER 30, 1999
                                                        COMBINED                 COMBINED
                                                          FINAL                     FINAL           CHANGE
                                                ------------------------------------------------------------
Sales                                                       1,756,298               1,283,021       473,277
Cost of Sales                                               1,401,229               1,013,179       388,050
                                                ------------------------------------------------------------
    Gross Profit                                              355,069                 269,842        85,227

Selling, General, and Administrative                          522,281                 423,088        99,193
                                                ------------------------------------------------------------

Income (Loss) From Operations                                (167,212)               (153,246)      (13,966)

Other Income(Expense):
  I/C Interest Income (Expense)                                     0                       0             0
  Interest Expense                                           (211,185)               (217,516)        6,331
  Interest Income                                                   0                       0             0
  Gain (loss) on Asset Disposition                                250                 118,570      (118,320)
  Other Expense                                              (213,364)                (37,595)     (175,769)
                                                ------------------------------------------------------------
    Total Other (Expense)                                    (424,299)               (136,541)     (287,758)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                               (591,511)               (289,787)     (301,724)
Bankruptcy Administrative Expenses                           (128,500)               (125,000)       (3,500)
                                                ------------------------------------------------------------
Net Income (Loss)                                            (720,011)               (414,787)     (305,224)
                                                ------------------------------------------------------------
                                                ------------------------------------------------------------


             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                         (UNAUDITED)               (UNAUDITED)
                                                                         MONTH ENDED               MONTH ENDED
                                                                      DECEMBER 31, 1999         NOVEMBER 30, 1999        CHANGE
                                                                    ----------------------     --------------------  ------------
Cash flows from operating activities:
 Net loss                                                                      ($720,011)               ($414,787)     ($305,224)

 Adjustments to reconcile net loss to net cash
  (used in) provided by operating activities:
    Depreciation                                                                  34,640                   42,455         (7,815)
    Write off of accounts payable in discontinued operations                     211,406                        0        211,406
    (Gain) / Loss on sale of property and equipment                                 (250)                (118,570)       118,320
 Change in certain assets & liabilities:
  (Increase) decrease in:
    Receivables, net                                                           1,838,299                  217,289      1,621,010
    Costs in excess of billings                                                 (490,987)                 264,421       (755,408)
    Prepaids & other assets                                                       19,757                   14,179          5,578
  Increase (decrease) in:
    Accounts payable                                                             491,192                   (5,758)       496,950
    Accrued expenses                                                          (1,034,628)                 126,863     (1,161,491)
    Other net changes in assets and liabilities                                   (1,164)                  30,001        (31,165)
       Total adjustments                                                       1,068,265                  570,880        497,385
                                                                    ----------------------     --------------------  ------------
       Net cash provided by (used in) operating activities                       348,254                  156,093        192,161
                                                                    ----------------------     --------------------  ------------


Cash flows from investing activities :
  Proceeds from sale of equipment                                                    251                  126,377       (126,126)
  Additions to property and equipment                                                  0                  (36,432)        36,432
                                                                    ----------------------     --------------------  ------------
       Net cash provided by (used in) investing activities                           251                   89,945        (89,694)

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                            307,032                  188,564        118,468
  Proceeds from pre-petition preference payment receipts                         117,170                   68,886         48,284
  (Reduction) Increase of pre-petition liabilities                              (686,636)                       0       (686,636)
                                                                    ----------------------     --------------------  ------------
       Net cash provided by (used in) financing activities                      (262,434)                 257,450       (519,884)
                                                                    ----------------------     --------------------  ------------
Net increase (decrease) in cash                                                   86,071                  503,488       (417,417)

CASH AT BEGINNING OF PERIOD                                                      513,063                    9,575        503,488
                                                                    ----------------------     --------------------  ------------

CASH AT END OF PERIOD                                                           $599,134                 $513,063        $86,071
                                                                    ----------------------     --------------------  ------------
                                                                    ----------------------     --------------------  ------------

             See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
December 31, 1999 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


GMAC Credit Corporation
As of December 31, 1999, the Company's borrowings from GMAC Credit Corporation ("GMAC") were $24,789,302.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.


Pre-Petition Preference Receipts

Beginning in June 1999, Omega began collecting pre-petition preferences which are accounted for in the pre-petition liabilities section of the Corporate balance sheet. Collections for the month of December 1999 and total collections since June 1999 were $117,170, and $686,635, respectively.